Exhibit 99.1

Raymond James Institutional Investors Conference March 8, 2022

Safe Harbor and Basis of Presentation

Forward-Looking Statement Safe Harbor — This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company's use of forward-looking terminology such as "anticipate," "believe," "confident," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "seek," or "should," or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which GMS operates and or our products, including potential growth in those markets, the economy generally, actions taken to optimize our operations and align our business consistent with demand, our ability to continue successfully navigating the evolving operating environment and executing our business, strategic initiatives and priorities and growth potential including platform expansion, product availability, our ability to manage price inflation, capital structure, pricing, net sales growth, organic sales growth, gross margins, incremental EBITDA and Adjusted EBITDA, cost discipline, operating leverage, interest expense, tax rates, capital expenditures, and free cash flow, cash flow generation and working capital management, future financial performance and liquidity, the ability of the Company to grow stronger, productive and profitable, and the ability to deliver growth, value creation and long-term success contained in this presentation may be considered forward-looking statements. Statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance may be considered forward-looking statements. The Company has based forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control, including current public health issues that may affect the Company's business. Forward-looking statements involve risks and uncertainties, including, but not limited to, those described in the "Risk Factors" section in the Company's most recent Annual Report on Form 10-K, and in its other periodic reports filed with the SEC. In addition, the statements in this release are made as of March 8, 2022. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to March 8, 2022.

Use of Non-GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non-GAAP measures and a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures.

GMS

2

Raymond James Conference March 8, 2022

GMS at a Glance

$4.3B LTM Q322 Net Sales	$503.9M LTM Q322 Adj. EBITDA*	$2.2B Market Cap	50+ Leading Brands
290+ Distribution locations across the U.S. & Canada	90+ Tool Sales, Rentals & Service Centers	~6,500 Employees	GMS NYSE Ticker Symbol



*For a reconciliation of Adjusted EBITDA margin to the most directly comparable GAAP metrics, see Appendix.

4 Attractive Market Dynamics GMS is well - positioned to benefit from favorable fundamentals that support growth and demand for our products Strong residential market demand Low interest rate environment Demographics support future growth in housing Lack of existing homes for sale supports new home demand Favorable pricing environment Early positive indicators in commercial Raymond James Conference March 8, 2022

5 $479.9 $463.6 $479.1 $505.5 $488.9 $435.3 $442.2 $459.5 $478.0 $548.2 $610.2 2019A 2020A 2021E 2022E 2023E Median Low High 1,180 1,210 1,250 1,295 1,397 1,587 1,628 1,590 6% 3% 3% 4% 8% 14% 3% (2%) 2016 2017 2018 2019 2020 2021E 2022E 2023E Housing Starts YoY Growth United States Housing Starts (000’s of Units) United States Commercial Put - in - Place ($ in Billions) Canada Housing Starts Canada Commercial Put - in - Place (FMI) Historical CAGR (2016 – 2020): +3% Projected CAGR (2021E – 2023E): - 6% Historical CAGR (2016 – 2020): + 4 % Projected CAGR (2021E – 2023E): + 6% Source: US housing starts estimates are taken from average projections of Fannie Mae, NAR, Mortgage Bankers Association and N AHB for US and RBC, CIBC, BMO and TD for Canada. US and Canada Commercial Put - in - Place Data is sourced from FMI and AIA consensus Note: 2021 figures still being finalized and therefore are labeled as estimates (E) Solid US Housing Outlook; Commercial Recovery Expected Raymond James Conference March 8, 2022

6 Diversified and Balanced End Market Exposure Net Sales Breakdown Fiscal 2021 Diversified exposure across commercial and residential new and repair and remodel construction markets continues to be an advantage Residential • Single - Family New • Multi - Family New • Repair & Remodel ~45% Commercial • New Construction • Repair & Remodel ~55% Raymond James Conference March 8, 2022

7 Providing Value to Contractors and Builders A Leading North American specialty distributor of construction products GMS provides the products and value - added service needed by the contractor who installs wallboard, ceilings, steel framing and other complementary building products needed to complete the job  • Expertise across local markets, leveraging scaled North American footprint • One - stop - shop for contractors with a broad product offering • Critical link between suppliers and a highly fragmented customer base Net Sales Breakdown (Fiscal 2021) 41% WALLBOARD 14% STEEL FRAMING 14% CEILINGS 31% COMPLEMENTARY PRODUCTS Raymond James Conference March 8, 2022

8 Local Go - To - Market Strategy with Scale Benefits GMS distribution locations USA and Canada GMS’s model provides for the customer intimacy of a local business plus significant economies of scale, while maintaining high service levels and an entrepreneurial culture • Combines the benefits of a local “go - to - market” strategy with economics of scale • Integrated North American platform operated through over 50 highly - respected local brands Raymond James Conference March 8, 2022

9 Strategic Growth Priorities Capitalize on existing fixed investments in locations & equipment where we’re underpenetrated or below expected share Grow Complementary Product opportunities outside of core products to diversify and profitably expand our product offering Expand the platform through accretive acquisition and greenfield opportunities, balanced with debt reduction priorities Leverage our scale and employ technology and best practices to deliver a best - in - class customer experience and further profit improvement Expand Share in Core Products Grow Complementary Products Platform Expansion Drive Improved Productivity & Profitability Raymond James Conference March 8, 2022

10 CAGR FY - 16 through LTM Q322 : Net Sales: Adjusted EBITDA*: Proven Track Record of Growth & Improved Profitability *For a reconciliation of Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable GAAP metrics, see Appendi x. $1,858 $2,319 $2,511 $3,116 $3,241 $3,299 $4,278 7.4% 8.1% 7.9% 9.5% 9.2% 9.7% 11.8% FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 LTM-Q322 Net Sales Adj. EBITDA Margin* $ millions 15.6% 25.2% Raymond James Conference March 8, 2022

11 Attractive Capital Structure Supports Strategic Initiatives • Substantial liquidity, with $87.0 million of cash on hand and an additional $183.2 million available under our revolving credit facilities as of 1/31/2022 • No near - term debt maturities • “Through the Cycle” objective of Free Cash Flow 1 : 40% - 50% of Adjusted EBITDA 1 ‒ Note: Fiscal 2022 Free Cash Flow expected to be below this level due to elevated inventory balances as GMS works to ensure pr odu ct availability for its customers. $89.9 2.9 x 2.5 x 2.7 x 2.4 x 2.3 1/31/21 4/30/21 7/31/21 10/31/21 1/31/2022 $11 $45 $36 $384 $501 $359 2022 2023 2024 2025 2026 Thereafter LTM Net Debt / PF Adjusted EBITDA 1 Debt 2 Maturity Schedule as of 1/31/2022 $ in millions 1. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. 2. As of the quarter ended January 31, 2022; Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & In sta llment Notes. Raymond James Conference March 8, 2022

12 GMS is Well - Positioned Now and for the Long - Term Industry leader with local expertise and broad North American scale Superior safety track record and logistics execution Breadth of product offerings, with growing complementary product opportunities Strong balance sheet , substantial liquidity and expected strong long term cash flow generation to support future growth Differentiated service model with professional sales force delivering best - in - class customer service Successfully executing on strategic priorities to capitalize on long - term growth opportunities Hein – can you please replace this picture with the one of the guy accepting drywall thru the window? Also – I’m not sure if I like the numbers off to the left on this slide. Do you think there’s some sort of icon or something that might look better?

13 Appendix

14 Q3 Fiscal 2022 Highlights Highest Levels of Net Sales, Net Income and Adjusted EBITDA 1 Ever Recorded for our Fiscal 3rd Quarter ▪ Quarterly net sales of $1.15 billion, up 53.6% from Q321 ‒ Same day sales growth of 51.1% ▪ Sales growth of more than 30% in all four major product categories, including Wallboard, Steel Framing, Ceilings and Complementary Products; Steel remains a standout with 172% sales growth ‒ Sales growth driven by product inflation as well as year - over - year volume growth in each product category ‒ Organic revenue of more than 25% in each of our core product categories ▪ Gross profit up 51% Net Income Up 280.6%; Adjusted EBITDA 1 Up $72.5 million, or 115.8% Adjusted EBITDA Margin 1 Up 340 Basis Points Achieved Further Platform Expansion ▪ Enhanced our Complementary Product offerings with the purchase of AMES Taping Tools, the nation’s foremost provider of automatic taping and finishing tools to the professional drywall industry ▪ Acquired Kimco Supply Company, strengthening our presence and offerings in the Greater Tampa and Central Florida markets ▪ Entered the Fort Myers, FL market, a top 100 MSA, with a new greenfield 1 For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA, and Adjusted EBITDA Margin to the most directly com parable GAAP metrics, see Appendix. $16.1 $25.9 $62.6 $61.4 $76.5 $135.1 $0 $50 $100 $150 Net Income Adj. Net Income Adj. EBITDA Net Income, Adj Net Income 1 & Adj EBITDA 1 Q3 FY21 Q3 FY22 Net Sales Gross Profit Net Income $1.15B $367.8M $61.4M 53.6% 51.1% 280.6% Raymond James Conference March 8, 2022

Strategic Growth Priorities – Q3 FY22 Update

Expand Share in Core Products

Capitalize on existing fixed investments in locations and equipment where we are underpenetrated or below expected share

- Mid-single digit volume growth in wallboard
- Double digit volume growth in ceilings and steel framing
- Organic sales for Wallboard, Ceilings and Steel Framing each up more than 25%

Grow Complementary Products

Grow Complementary Product opportunities outside of core products to diversify and profitably expand our product offering

- 35.9% growth in net sales of Complementary Products
- 17.1% organic sales growth
- 7th straight quarter of growth
- Completed most significant acquisition in this space to date: AMES Tools closed on December 1, 2021
- Complementary Products has grown to contribute nearly 30% of our net sales

Platform Expansion

Expand the platform through accretive acquisition and greenfield opportunities, balanced with debt reduction priorities

- Invested $350+ million to acquire five companies and open seven new greenfield locations YTD
- Completed the acquisition of AMES Tools, the nation's leading provider of automatic taping and finishing tools and related products to the professional drywall finishing industry
- Expanded our presence and offerings in the Greater Tampa/Central Florida markets with the acquisition of Kimco Supply
- Robust pipeline of M&A and greenfield opportunities

Drive Improved Productivity & Profitability

Leverage our scale and employ technology and best practices to deliver a best-in-class customer experience and further profit improvement

- Driving purchasing efficiencies, enhancing our pricing practices and providing improved transactional efficiency and effectiveness for customers
- Supplying our team with tools and enhanced data to make more informed business decisions
- Helping to offset operational cost increases

GMS
15
Raymond James Conference March 8, 2022

Continuing to Diversify and Profitably Expand Offerings

Successfully Growing Complementary Products

Core Offerings

- **Wallboard:** Used to finish the interior walls and ceilings in residential, commercial and institutional construction projects
- **Ceilings:** Suspended ceiling systems primarily comprised of mineral fiber, ceiling tile and grid. Architectural specialty ceilings systems
- **Steel Framing:** Steel framing products for interior walls. Sold into commercial applications, typically as part of a package with wallboard, ceilings and other products

Complementary Products

Up from 20% to 31% of sales

from FY2014 to FY2021

- Primarily consists of complementary construction products, including joint compound, tools and fasteners, safety products, lumber & other wood products and insulation



45%
20%
NET SALES BREAKDOWN (FISCAL 2014)
2014 Net Sales: $1.4B
16%
19%
41%
31%
NET SALES BREAKDOWN (FISCAL 2021)
2021 Net Sales: $3.3B
14%
14%
Complementary Products
Ceilings
Steel Framing
Wallboard

GMS

16
Raymond James Conference March 8, 2022

Track Record of Successful Platform Expansion

Completed 70+ acquisitions and greenfields since May 2014. All U.S. GSD locations are fully integrated into GMS platform

Since August 2014, GMS has **acquired 39 companies** representing a total of ~115 distribution locations and 85 retail storefronts

Since August 2014, GMS has opened additional **40+ organic greenfield locations**, complementing acquisition strategy

Select Recent GMS Expansion

Date	Acquisition/Greenfield	Locations	Strategic Rationale
Dec-21	AMES	• 85 US Locations	• Diversified core products with complementary product offerings
Dec-21		• 2 US Locations (Florida)	• Added market density in a top 20 MSA while adding extensive growth to complementary products throughout the legacy Gator Gypsum, Inc. footprint
Aug-21		• Omaha, NE	• Expanded complementary product offering and expertise throughout the Greater Nebraska market
Jul-21		• 10 US Locations (9 CA, 1 NV)	• Strategic expansion in several Top 100 metro areas in California, while providing entry into the attractive Las Vegas market
Jun-21	Architectural Coating Distributors, Inc	• Cleveland, OH	• Strategic expansion into northern Ohio market with EIFS-focused distributor; further develops complementary products category

Jan-22	Fort Myers, FL	• Fort Myers, FL	• Fills whitespace for GMS in this top 100 MSA
Jul-21	Denver, CO	• Denver, CO	• Established dedicated facility focused on growth of ceilings business in Colorado
Jul-21	Jackson, MS	• Jackson, MS	• Added first location in Mississippi and entered a top 100 MSA
Jun-21	Scarborough, ON	• Scarborough, ON	• Enhanced market density and service capabilities in the Greater Toronto Area

GMS
17
Raymond James Conference March 8, 2022

Significant Opportunities for Further Platform Expansion

GMS has a significant opportunity to expand its geographic footprint in under-served and under-penetrated markets through accretive greenfield locations and acquisitions

- Current footprint comprises ~295 locations covering 46 U.S. States and 6 Canadian Provinces
- Presence in 77 of the Top 100 U.S. Metropolitan Statistical Areas ("MSA's") and 7 of the Top 10 Canadian Metropolitan Areas ("CMA's")
- **Significant whitespace** and underpenetrated markets remaining in both the U.S. and Canada
- Opportunities to develop **"Complementary Products"** in markets where GMS already has an established presence to drive further share gains



Western Canada
Canada
Eastern Canada
United States
Central Midwest
New England
Mountain West
California
South Central Texas
Gulf Coast
South Florida
Map Legend
GMS Distribution Location as of Feb-22
Targeted Expansion Area

Note: Map does not include AMES or TSW locations

Information on this slide is as of Feb 2022

18
Raymond James Conference March 8, 2022

Summary Quarterly Financials

(In millions, except per share data) *(Unaudited)*	1Q21	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22
Wallboard Volume (MSF)	1,054	1,073	997	1,147	4,270	1,095	1,104	1,054
Wallboard Price ($ / '000 Sq. Ft.)	$ 311	$ 308	$ 312	$ 329	$ 311	$ 356	$ 376	$ 394
Wallboard	$ 328	$ 331	$ 311	$ 377	$ 1,330	$ 390	$ 415	$ 415
Ceilings	114	112	102	121	476	138	141	140
Steel framing	110	111	104	143	502	196	272	283
Complementary products	250	259	234	291	934	318	323	316
Net sales	803	813	751	932	3,299	1,042	1,151	1,154
Cost of sales	542	548	508	638	2,236	706	779	786
Gross profit	260	265	243	294	1,063	336	372	368
Gross margin	*32.5%*	*32.6%*	*32.4%*	*31.5%*	*32.2%*	*32.2%*	*32.3%*	*31.9%*
Operating expenses:								
Selling, general and administrative expenses	183	188	185	207	764	214	231	241
Depreciation and amortization	27	27	26	28	108	28	29	30
Total operating expenses	210	216	210	236	872	242	260	271
Operating income (loss)	50	49	33	58	191	94	112	97
Other (expense) income:								
Interest expense	(14)	(14)	(13)	(13)	(54)	(14)	(15)	(15)
Gain on legal settlement	-	-	1	-	1	-	-	-
Write-off of discount and deferred financing costs	-	-	-	(5)	(5)	-	-	-
Other income, net	1	1	1	1	3	1	1	1
Total other expense, net	(13)	(13)	(11)	(17)	(54)	(13)	(14)	(14)
Income from continuing operations, before tax	37	37	22	42	137	81	98	83
Income tax expense	10	8	6	8	32	20	24	21
Net income	$ 27	$ 28	$ 16	$ 34	$ 106	$ 61	$ 74	$ 61
Business Days	**64**	**64**	**61**	**65**	**254**	**63**	**64**	**62**
Net Sales by Business Day	$ 12.5	$ 12.7	$ 12.3	$ 14.3	$ 13.0	$ 16.5	$ 18.0	$ 18.6
Beginning Branch Count	263	260	261	262	263	268	283	285
Added Branches	(3)	1	1	6	5	15	2	1
Ending Branch Count	**260**	**261**	**262**	**268**	**268**	**283**	**285**	**286**

GMS

19
Raymond James Conference March 8, 2022

Quarterly Cash Flows

($ in millions)
(Unaudited)

	1Q21	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22
Net income	$ 27.2	$ 28.5	$ 16.1	$ 33.7	$ 105.5	$ 61.2	$ 74.4	$ 61.4
Non-cash changes & other changes	(0.1)	46.4	31.5	52.8	130.6	28.8	57.8	43.9
Changes in primary working capital components:								
Trade accounts and notes receivable	(41.5)	(15.6)	41.7	(86.2)	(101.6)	(73.5)	(73.9)	37.4
Inventories	14.0	(15.0)	(23.4)	(22.3)	(46.7)	(87.3)	(81.2)	(22.6)
Accounts payable	(15.4)	(4.5)	(21.5)	106.8	65.4	(4.3)	20.9	(62.9)
Cash provided by (used in) operating activities	**(15.7)**	**39.8**	**44.4**	**84.8**	**153.3**	**(75.1)**	**(2.0)**	**57.2**
Purchases of property and equipment	(4.7)	(7.1)	(6.0)	(12.0)	(29.9)	(6.8)	(9.3)	(17.0)
Proceeds from sale of assets	0.3	0.4	0.5	1.0	2.3	0.3	0.2	0.7
Acquisitions of businesses, net of cash acquired	(0.2)	0.2	-	(35.9)	(36.0)	(123.0)	(1.9)	(220.4)
Cash (used in) investing activities	**(4.6)**	**(6.6)**	**(5.5)**	**(46.9)**	**(63.6)**	**(129.6)**	**(11.1)**	**(236.8)**
Cash provided by (used in) financing activities	**(51.8)**	**(55.1)**	**(7.8)**	**(22.0)**	**(136.6)**	**81.4**	**28.7**	**207.8**
Effect of exchange rates	0.9	0.3	1.2	0.5	3.0	(0.2)	0.1	(0.5)
Increase (decrease) in cash and cash equivalents	(71.2)	(21.5)	32.4	16.4	(43.9)	(123.4)	15.7	27.7
Balance, beginning of period	210.9	139.7	118.2	150.6	210.9	167.0	43.6	59.3
Balance, end of period	**$ 139.7**	**$ 118.2**	**$ 150.6**	**$ 167.0**	**$ 167.0**	**$ 43.6**	**$ 59.3**	**$ 87.0**
Supplemental cash flow disclosures:								
Cash paid for income taxes	$ 3.5	$ 16.7	$ 11.7	$ 14.5	$ 46.4	$ 1.0	$ 36.8	$ 23.3
Cash paid for interest	$ 13.1	$ 12.6	$ 12.4	$ 11.5	$ 49.7	$ 8.6	$ 9.0	$ 18.1

	1Q21	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22
Cash provided by (used in) operating activities	$ (15.7)	$ 39.8	$ 44.4	$ 84.8	$ 153.3	$ (75.1)	$ (2.0)	$ 57.2
Purchases of property and equipment	(4.7)	(7.1)	(6.0)	(12.0)	(29.9)	(6.8)	(9.3)	(17.0)
Free cash flow [1]	**(20.5)**	**32.7**	**38.4**	**72.8**	**123.4**	**(81.9)**	**(11.3)**	**40.2**

GMS

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

20
Raymond James Conference March 8, 2022

21 Q3 2022 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY22 FY21 Reported Organic (1) Organic (1) 1,063.0$ 751.2$ Acquisitions 87.7 - Fx Impact 2.9 - Total Net Sales 1,153.6$ 751.2$ 53.6% 41.5% Wallboard 415.1$ 311.1$ 33.4% 28.1% Ceilings 139.9 103.7 34.9% 26.8% Steel Framing 282.8 104.0 172.0% 151.0% Other Products 315.8 232.4 35.9% 17.1% Total Net Sales 1,153.6$ 751.2$ 53.6% 41.5% Fiscal Q3 Variance Raymond James Conference March 8, 2022

Quarterly Net Income to Adjusted EBITDA

Reconciliation

($ in 000s) *(Unaudited)*		1Q21	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22
Net Income		**$ 27,219**	**$ 28,469**	**$ 16,126**	**$ 33,746**	**$ 105,560**	**$ 61,202**	**$ 74,361**	**$ 61,383**
Add: Interest Expense		14,081	13,525	13,454	12,726	53,786	13,657	14,744	15,429
Add: Write off of debt discount and deferred financing fees		-	-	-	4,606	4,606	-	-	
Less: Interest Income		(37)	(14)	(6)	(29)	(86)	-	(27)	(40)
Add: Income Tax Expense		9,604	8,277	5,709	7,944	31,534	19,971	23,769	21,211
Add: Depreciation Expense		12,827	12,710	11,371	13,572	50,480	12,925	13,703	13,816
Add: Amortization Expense		14,270	14,535	14,191	14,649	57,645	14,789	15,700	15,934
EBITDA		**$ 77,964**	**$ 77,502**	**$ 60,845**	**$ 87,214**	**$ 303,525**	**$ 122,544**	**$ 142,250**	**$ 127,733**
Adjustments									
Stock appreciation rights	(A)	792	314	1,446	621	3,173	892	983	1,251
Redeemable noncontrolling interests	(B)	252	186	624	226	1,288	310	593	182
Equity-based compensation	(C)	1,605	3,252	1,877	1,708	8,442	1,958	3,215	3,077
Severance and other permitted costs	(D)	1,947	762	(83)	322	2,948	147	249	273
Transaction costs (acquisition and other)	(E)	100	25	664	279	1,068	575	2,393	921
(Gain) loss on disposal of assets	(F)	394	481	(1,404)	(482)	(1,011)	(78)	(144)	(252)
Effects of fair value adjustments to inventory	(G)	-	-	-	788	788	1,731	-	1,870
Gain on legal settlement		-	-	(1,382)	-	(1,382)	-	-	-
Debt transaction costs	(H)	-	-	-	532	532	-	-	-
Total Add-Backs		**$ 5,090**	**$ 5,020**	**$ 1,742**	**$ 3,994**	**$ 15,846**	**$ 5,535**	**$ 7,289**	**$ 7,322**
Adjusted EBITDA (as reported)		**$ 83,054**	**$ 82,522**	**$ 62,587**	**$ 91,208**	**$ 319,371**	**$ 128,079**	**$ 149,539**	**$ 135,055**
Net Sales		**$802,573**	**$812,856**	**$751,191**	**$932,203**	**$3,298,823**	**$1,042,076**	**$1,150,551**	**$1,153,595**
Adjusted EBITDA Margin		10.3%	10.2%	8.3%	9.8%	9.7%	12.3%	13.0%	11.7%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID-19 pandemic.

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes impairment of assets resulting from restructuring plans to close certain facilities and gains from the sale of assets.

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents expenses paid to third party advisors related to debt refinancing activities

GMS

22

Raymond James Conference March 8, 2022

Net Income to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		LTM Q3 FY22	2021	2020	2019	2018	2017	2016
Net Income		**$ 230,692**	**$ 105,560**	**$ 23,381**	**$ 56,002**	**$ 62,971**	**$ 48,886**	**$ 12,564**
Add: Interest Expense		56,556	53,786	67,718	73,677	31,395	29,360	37,418
Add: Write off of debt discount and deferred financing fees		4,606	4,606	1,331	-	74	7,103	-
Less: Interest Income		(96)	(86)	(88)	(66)	(177)	(152)	(928)
Add: Income Tax Expense		72,895	31,534	22,944	14,039	20,883	22,654	12,584
Add: Depreciation Expense		54,016	50,480	51,332	46,456	24,075	25,565	26,667
Add: Amortization Expense		61,072	57,645	65,201	71,003	41,455	43,675	37,548
EBITDA		**$ 479,741**	**$ 303,525**	**$ 231,819**	**$ 261,111**	**$ 180,676**	**$ 177,091**	**$ 125,853**
Adjustments								
Impairment of goodwill		-	-	63,074	-	-	-	
Stock appreciation rights	(A)	3,747	3,173	1,572	2,730	2,318	148	1,988
Redeemable noncontrolling interests	(B)	1,311	1,288	520	1,188	1,868	3,536	880
Equity-based compensation	(C)	9,958	8,442	7,060	3,906	1,695	2,534	2,699
Severance and other permitted costs	(D)	991	2,948	5,733	8,152	581	(157)	379
Transaction costs (acquisition and other)	(E)	4,168	1,068	2,414	7,858	3,370	2,249	3,751
(Gain) loss on disposal of assets		(956)	(1,011)	658	(525)	(509)	(338)	(645)
AEA management fee	(F)	-	-	-	-	-	188	2,250
Effects of fair value adjustments to inventory	(G)	4,389	788	575	4,176	324	946	1,009
Gain on legal settlement		-	(1,382)	(14,029)	-	-	-	-
Change in fair value of financial instruments	(H)	-	-	-	6,395	6,125	382	19
Secondary public offerings	(I)	-	-	363	-	1,525	1,385	-
Debt transaction costs	(J)	532	532	-	678	1,285	265	-
Total Add-Backs		**$ 24,140**	**$ 15,846**	**$ 67,940**	**$ 34,558**	**$ 18,582**	**$ 11,138**	**$ 12,330**
Adjusted EBITDA (as reported)		**$ 503,881**	**$ 319,371**	**$ 299,759**	**$ 295,669**	**$ 199,258**	**$ 188,229**	**$ 138,183**
Contributions from acquisitions	(K)	30,073	4,948	1,480	6,717	1,280	9,500	12,093
Pro Forma Adjusted EBITDA		**$ 533,954**	**$ 324,319**	**$ 301,239**	**$ 302,386**	**$ 200,538**	**$ 197,729**	**$ 150,276**

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID-19 pandemic.

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights

F. Represents management fees paid to AEA, which were discontinued after the IPO

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents mark-to-market adjustments for derivative financial instruments

I. Represents one-time costs related to our secondary offerings paid to third party advisors

J. Represents expenses paid to third party advisors related to debt refinancing activities

K. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS

23
Raymond James Conference March 8, 2022

24 Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and amortization of intangible assets from the acquisitions of Titan, Westside Building Materials, and AMES Taping Tools B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts. ($ in 000s) 3Q22 3Q21 (Unaudited) Income before taxes 82,594$ 21,835$ EBITDA add-backs 7,322 1,742 Purchase accounting depreciation and amortization (A) 11,424 9,798 Adjusted pre-tax income 101,340 33,375 Adjusted income tax expense 24,828 7,510 Adjusted net income 76,512$ 25,865$ Effective tax rate (B) 24.5% 22.5% Weighted average shares outstanding: Basic 43,094 42,726 Diluted 43,945 43,361 Adjusted net income per share: Basic 1.78$ 0.61$ Diluted 1.74$ 0.60$ Raymond James Conference March 8, 2022

Reported SG&A to Adjusted SG&A

Reconciliation

(Unaudited) ($ in millions)		1Q21	2Q21	3Q21	4Q21	FY2021	1Q22	2Q22	3Q22
SG&A - Reported		**$ 183.1**	**$ 188.4**	**$ 184.8**	**$ 207.3**	**$ 763.6**	**$ 214.1**	**$ 230.5**	**$ 241.0**
Adjustments									
Stock appreciation rights	(A)	(0.8)	(0.3)	(1.4)	(0.6)	(3.2)	(0.9)	(1.0)	(1.3)
Redeemable noncontrolling interests	(B)	(0.3)	(0.2)	(0.6)	(0.2)	(1.3)	(0.3)	(0.6)	(0.2)
Equity-based compensation	(C)	(1.6)	(3.3)	(1.9)	(1.7)	(8.4)	(2.0)	(3.2)	(3.1)
Severance and other permitted costs	(D)	(1.9)	(0.8)	0.1	(0.3)	(2.9)	(0.2)	(0.3)	(0.3)
Transaction costs (acquisition and other)	(E)	(0.1)	(0.0)	(0.7)	(0.3)	(1.1)	(0.6)	(2.4)	(0.9)
Gain on disposal of assets		(0.4)	(0.5)	1.4	0.5	1.0	0.1	0.1	0.3
Debt transaction costs		-	-	-	(0.5)	(0.5)	-	-	-
SG&A - Adjusted		**$ 178.1**	**$ 183.3**	**$ 181.7**	**$ 204.2**	**$ 747.3**	**$ 210.3**	**$ 223.2**	**$ 235.6**
% of net sales		*22.2%*	*22.5%*	*24.2%*	*21.9%*	*22.7%*	*20.2%*	*19.4%*	*20.4%*

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID-19 pandemic.

E. Represents one-time costs related to acquisitions paid to third parties.

GMS

25

Raymond James Conference March 8, 2022

Leverage Summary

($ mm)	1/31/21 LTM	4/30/21 LTM	7/31/21 LTM	10/31/21 LTM	1/31/22 LTM
Cash and cash equivalents	$151	$167	$44	$59	$87
Revolving Credit Facilities	$0	$0	$92	$141	$359
First Lien Term Loan (1)(2)	860	505	504	503	502
Senior Notes (3)	-	345	345	345	345
Capital Lease Obligations	122	118	113	112	113
Installment Notes & Other (4)	12	10	9	8	7
Total Debt	**$994**	**$978**	**$1,063**	**$1,108**	**$1,326**
Total Net Debt	**$844**	**$811**	**$1,019**	**$1,049**	**$1,239**
PF Adj. EBITDA (5)	**$292**	**$324**	**$380**	**$442**	**$534**
Total Debt / PF Adj. EBITDA	**3.4x**	**3.0x**	**2.8x**	**2.5x**	**2.5x**
Net Debt / PF Adj. EBITDA	**2.9x**	**2.5x**	**2.7x**	**2.4x**	**2.3x**

GMS

(1) Net of unamortized discount of $1.4 mm, $0.6 mm, $0.6 mm, $0.5 mm and $0.5mm as of January 31,2021, April 30,2021, July 31, 2021, October 31, 2021, and January 31, 2022 respectively.
(2) Net of deferred financing costs of $7.6 mm, $4.1 mm, $3.9 mm, $3.6 mm and $3.4mm as of January 31,2021, April 30,2021, July 31, 2021, October 31, 2021, and January 31, 2022 respectively.
(3) Net of deferred financing costs of $5.3 mm, $5.2 mm, and $5.0 mm as of July 31, 2021, October 31, 2021, and January 31, 2022 respectively.
(4) Net of unamortized discount of $0.8 mm, $0.7 mm, $0.7 mm, $0.6 mm, and $0.5 mm as of January 31,2021, April 30,2021, July 31, 2021, October 31, 2021, and January 31, 2022 respectively.
(5) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

26
Raymond James Conference March 8, 2022